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                                                                     EXHIBIT 4.1

                           [FORM OF STOCK CERTIFICATE]

NUMBER                                                                    SHARES

COMMON STOCK                      [VIASYS LOGO]                     COMMON STOCK


                             VIASYS HEALTHCARE INC.
              Incorporated Under the Laws of the State of Delaware


                                                               CUSIP 92553Q 10 0

This Certifies That

is the owner of

 FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF VIASYS
                                HEALTHCARE INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to all the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Randy H. Thurman                     [Seal]          /s/ Martin P. Galvan
-----------------------------------                      -----------------------
PRESIDENT AND CHAIRMAN OF THE BOARD                      TREASURER

COUNTERSIGNED AND REGISTERED:

BY:
   --------------------------------------------
   TRANSFER AGENT AND REGISTRAR
   Authorized Signature
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                   [FORM OF REVERSE SIDE OF STOCK CERTIFICATE]

                             VIASYS HEALTHCARE INC.

     The Company will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights. Any such requests may be addressed to the Secretary of the Company.

     This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Viasys Healthcare Inc. (the "Company") and American Stock Transfer & Trust Company (the "Rights Agent") dated November 12, 2001, as the same may be amended, restated or renewed from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this Certificate. Upon written request addressed to the Secretary of the Company, the Company will mail to the holder of this Certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common  UNIF GIFT MIN ACT - ________ Custodian _______
                                                       (Cust)            (Minor)
TEN ENT   - as tenants by the                         under Uniform Gifts to
            entireties                                Minors Act ___________
                                                                  (State)
JT TEN    - as joint tenants with
            right of survivorship
            and not as tenants
            in common

    Additional abbreviations may also be used though not in the above list.

For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_________________________________________________________________________ Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________ Attorney to
transfer the said Stock of the books of the within-named Company with full power of substitution in the premises.

Dated _________________                           ______________________________
                                                  Signature


THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
     THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                     ENLARGEMENT OR ANY CHANGE WHATSOEVER.